                                                SECURITY AGREEMENT

         THIS SECURITY  AGREEMENT  (the  "Agreement"),  is entered into and made effective as of March __, 2005, by and between  AMERICANA  PUBLISHING,  INC., (the "Company"),  and MONTGOMERY  EQUITY  PARTNERS,  LTD. (the "Secured
Party").

         WHEREAS,  contemporaneously with the execution and delivery of this Agreement,  the Company shall issue to the Secured Party a secured  promissory  note in the  principal  amount of Eight Hundred  Twenty  Thousand  Dollars
($820,000) (the "Note");

         WHEREAS,  to induce the Secured  Party to enter into the Note,  the Company  hereby  grants to the Secured
Party a security  interest in and to the pledged property  identified on Exhibit A hereto until the satisfaction of the Obligations, as defined herein below.

         NOW,  THEREFORE,  in  consideration of the promises and the mutual  covenants  herein  contained,  and for other good and  valuable  consideration,  the adequacy  and receipt of which are hereby  acknowledged,  the parties hereto hereby agree as follows:

                                                    ARTICLE 1.

                                          DEFINITIONS AND INTERPRETATIONS

         Section 1.1.      Recitals.

         The  above  recitals  are true and  correct  and are  incorporated  herein,  in  their  entirety,  by this reference.

         Section 1.2.      Interpretations.

         Nothing  herein  expressed  or implied is intended or shall be  construed  to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

         Section 1.3.      Obligations Secured.

         The  obligations  secured  hereby are any and all  obligations  of the Company now existing or hereinafter incurred to the Secured  Party,  whether oral or written and whether  arising  before,  on or after the date hereof including,  without  limitation,  those  obligations of the Company to the Secured Party under this Agreement,  the
Note, or the Pledge and Escrow Agreement of even date herewith by and among the Company,  the Pledgor,  the Secured
Party and David  Gonzalez,  Esq.  (the  "Pledge  Agreement")  and any other  amounts now or  hereafter  owed to the
Secured  Party by the Company  thereunder or hereunder  (collectively,  the  "Obligations").  This  Agreement,  the
Note, and the Pledge Agreement are collectively referred to herein as the "Transaction Documents".

                                                    ARTICLE 2.

                                  Pledged Property, administration of collateral
                                       AND TERMINATION OF SECURITY INTEREST

         Section 2.1.      Pledged Property.

                  (a)      Company hereby  pledges to the Secured  Party,  and creates in the Secured Party for its benefit,  a security  interest  in and to all of the  property of the  Company as set forth in  Exhibit A  attached hereto and the products  thereof and the proceeds of all such items  (collectively,  the  "Pledged  Property")  for such time until the Obligations are paid in full.

                  (b)      Simultaneously  with the  execution  and delivery of this  Agreement,  the Company shall make, execute,  acknowledge,  file, record and deliver to the Secured Party any documents  reasonably  requested by the Secured  Party to perfect its security  interest in the Pledged  Property.  Simultaneously  with the  execution and delivery of this  Agreement,  the Company  shall make,  execute,  acknowledge  and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements,  certificates,  affidavits and forms as may, in the Secured Party's reasonable  judgment,  be necessary to effectuate,  complete or perfect, or to continue and preserve,  the security interest of the Secured Party in the Pledged  Property,  and the Secured Party
shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

         Section 2.2.      Rights; Interests; Etc.

                  (a)      So long as no Event of Default  (as  hereinafter  defined) shall  have  occurred  and be continuing:

                           (i)      the Company shall be entitled to exercise any and all rights  pertaining to the
Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

                           (ii)     the Company  shall be entitled to receive and retain any and all payments  paid or made in respect of the Pledged Property.

                  (b)      Upon the occurrence and during the continuance of an Event of Default:

                           (i)      All rights of the Company to exercise  the rights  which it would  otherwise be entitled to exercise  pursuant to  Section 2.2(a)(i) hereof  and to receive  payments  which it would  otherwise be authorized to receive and retain  pursuant to  Section 2.2(a)(ii) hereof  shall be  suspended,  and all such rights shall  thereupon  become  vested in the Secured  Party who shall  thereupon  have the sole right to  exercise  such rights and to receive and hold as Pledged  Property such  payments;  provided,  however,  that if the Secured Party shall  become  entitled  and shall  elect to  exercise  its right to realize on the  Pledged  Property  pursuant to
Article 5  hereof,  then all cash sums  received  by the Secured  Party,  or held by Company for the benefit of the
Secured  Party and paid over  pursuant  to  Section 2.2(b)(ii) hereof,  shall be applied  against  any  outstanding
Obligations; and

                           (ii)     All interest,  dividends, income and other payments and distributions which are received by the Company contrary to the provisions of  Section 2.2(b)(i) hereof  shall be received in trust for the benefit of the Secured  Party,  shall be segregated  from other property of the Company and shall be forthwith paid over to the Secured Party; or

                           (iii)    The Secured  Party in its sole  discretion  shall be  authorized to sell any or all of the Pledged  Property at public or private  sale in order to recoup all of the  outstanding  principal  plus accrued interest owed pursuant to the Note as described herein

                           (iv)     Each  Event of  Default as such term is defined in Section 10 of the Note shall be an Event of Default under this Agreement.

                                                    ARTICLE 3.

                                           attorney-in-fact; performance

         Section 3.1.      Secured Party Appointed Attorney-In-Fact.

         Upon the  occurrence  of an Event of  Default,  the  Company  hereby  appoints  the  Secured  Party as its attorney-in-fact,  with full  authority  in the place and stead of the  Company  and in the name of the  Company or otherwise,  from time to time in the Secured  Party's  discretion to take any action and to execute any  instrument which the Secured Party may  reasonably  deem necessary to accomplish  the purposes of this  Agreement,  including, without  limitation,  to receive and collect all instruments made payable to the Company  representing any payments in respect of the  Pledged  Property  or any part  thereof  and to give full  discharge  for the same.  The Secured
Party may demand, collect, receipt for, settle,  compromise,  adjust, sue for, foreclose, or realize on the Pledged
Property as and when the Secured  Party may  determine.  To  facilitate  collection,  the Secured  Party may notify account debtors and obligors on any Pledged Property to make payments directly to the Secured Party.

         Section 3.2.      Secured Party May Perform.

         If the Company fails to perform any agreement  contained  herein,  the Secured Party,  at its option,  may itself  perform,  or cause  performance  of, such  agreement,  and the  expenses of the Secured  Party  incurred in connection  therewith  shall be  included  in the  Obligations  secured  hereby and  payable by the  Company  under
Section 8.3.

                                                    ARTICLE 4.

                                          representations and warranties

         The  Company  represents  and  warrants  to the  Secured  Party  that the  following  representations  and warranties  are true and  correct  as of the date  hereof.  The  Company  acknowledges  that the  Secured  Party is relying on the  representations  and warranties  made by the Company  hereunder and that such  representations  and warranties  are a material  inducement  to the Secured  Party funding the Note.  The Company  further  acknowledges that  without such  representations  and  warranties  of the Company made  hereunder,  the Secured  Party would not enter into the Transaction Documents.

         Section 4.1.      Organization and Qualification

         The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted.  Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

         Section 4.2.      Authorization, Enforcement, Compliance with Other Instruments

         The Company has the  requisite  corporate  power and  authority to enter into and perform the  Transaction
Documents  and any related  agreements  in  accordance  with the terms hereof and thereof,  (ii) the  execution and delivery of the Transaction  Documents by the Company and the consummation by it of the  transactions  contemplated hereby and  thereby,  including,  without  limitation,  the  issuance of the Note has been duly  authorized  by the
Company's  Board of Directors  and no further  consent or  authorization  is required by the Company,  its Board of
Directors or its  stockholders,  (iii) the  Transaction  Documents  have been duly  executed  and  delivered by the
Company,  (iv) the Transaction  Documents  constitute the valid and binding  obligations of the Company enforceable against  the  Company in  accordance  with their  terms,  except as such  enforceability  may be limited by general principles of equity or applicable  bankruptcy,  insolvency,  reorganization,  moratorium,  liquidation  or similar laws relating to, or affecting  generally,  the  enforcement  of creditors'  rights and  remedies.  The  authorized officer of the Company  executing the  Transaction  Documents knows of no reason why the Company cannot perform the
Company's obligations under the Transaction Documents.

         Section 4.3.      Capitalization.

         The  authorized  capital stock of the Company  consists of 500,000,000  shares of stock,  all of which are designated  as Common  Stock,  $0.001  par value per  share,  of which  480,851,590  are  outstanding.  All of such outstanding  shares have been validly  issued and are fully paid and  nonassessable.  No shares of Common Stock are subject to preemptive  rights or any other  similar  rights or any liens or  encumbrances  suffered or permitted by the Company. As of the date of this Agreement,  (i) there are no outstanding  options,  warrants,  scrip, rights to subscribe to, calls or commitments  of any character  whatsoever  relating to, or securities or rights  convertible into,  any  shares  of  capital  stock  of the  Company  or any of its  subsidiaries,  or  contracts,  commitments, understandings  or  arrangements  by which the Company or any of its  subsidiaries  is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options,  warrants,  scrip,  rights to  subscribe  to,  calls or  commitments  of any  character  whatsoever  relating  to,  or  securities  or  rights convertible  into,  any  shares of  capital  stock of the  Company  or any of its  subsidiaries,  (ii) there are no outstanding  debt  securities and (iii) there are no agreements or  arrangements  under which the Company or any of its  subsidiaries  is obligated to register the sale of any of their  securities  under the  Securities Act (except pursuant to the  Registration  Rights  Agreement  between the Company and the Secured  Party dated the date hereof)
and (iv) there are no outstanding  registration  statements and there are no outstanding  comment  letters from the
SEC or any other  regulatory  agency.  There are no securities or instruments  containing  anti-dilution or similar provisions  that will be triggered by the  issuance of the Note as  described  in this  Agreement.  The Company has furnished to the Secured Party true and correct copies of the Company's  Certificate of  Incorporation,  as amended and as in effect on the date hereof (the "Certificate of  Incorporation"),  and the Company's By-laws, as in effect on the date hereof (the  "By-laws"),  and the terms of all securities  convertible  into or exercisable  for Common
Stock and the  material  rights of the  holders  thereof in respect  thereto  other  than stock  options  issued to employees and consultants.

         Section 4.4.      No Conflicts

         The execution,  delivery and performance of the Transaction  Documents by the Company and the consummation by the Company of the  transactions  contemplated  hereby will not (i) result in a violation of the  Certificate of
Incorporation,  any certificate of designations of any outstanding  series of preferred stock of the Company or the
By-laws or (ii)  conflict  with or  constitute  a default  (or an event  which with notice or lapse of time or both would  become  a  default)  under,  or give to  others  any  rights  of  termination,  amendment,  acceleration  or cancellation  of, any  agreement,  indenture or  instrument  to which the Company or any of its  subsidiaries  is a party, or result in a violation of any law, rule,  regulation,  order,  judgment or decree  (including  federal and state  securities  laws and  regulations  and the rules and  regulations of The National  Association of Securities
Dealers  Inc.'s OTC  Bulletin  Board on which the Common Stock is quoted)  applicable  to the Company or any of its subsidiaries  or by which any  property or asset of the Company or any of its  subsidiaries  is bound or  affected.
Neither the Company nor its  subsidiaries  is in violation of any term of or in default  under its  Certificate  of
Incorporation  or By-laws or their  organizational  charter or by-laws,  respectively,  or any  material  contract, agreement,  mortgage,  indebtedness,  indenture,  instrument,  judgment,  decree or order or any  statute,  rule or regulation  applicable  to the Company or its  subsidiaries.  The business of the Company and its  subsidiaries  is not being  conducted,  and shall  not be  conducted  in  violation  of any law,  ordinance,  or  regulation  of any governmental  entity  which  would  have  a  material  adverse  effect  on  the  Company.  Except  as  specifically contemplated by this Agreement and as required under the Securities Act and any applicable  state  securities laws, the Company is not required to obtain any consent,  authorization  or order of, or make any filing or  registration with,  any court or  governmental  agency in order for it to  execute,  deliver or perform  any of its  obligations under  or  contemplated  by this  Agreement  in  accordance  with  the  terms  hereof  or  thereof.  All  consents, authorizations,  orders,  filings  and  registrations  which the  Company is  required  to obtain  pursuant  to the preceding  sentence  have  been  obtained  or  effected  on or  prior  to the  date  hereof.  The  Company  and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

         Section 4.5.      Financial Statements

         As of their respective  dates, the financial  statements of the Company (the  "Financial  Statements") for the two most  recently  completed  fiscal  years  and any  subsequent  interim  period  complied  as to form in all material respects with applicable  accounting  requirements and the published rules and regulations of the SEC with respect  thereto.  Such financial  statements have been prepared in accordance with generally  accepted  accounting principles,  consistently  applied,  during the periods involved (except (i) as may be otherwise  indicated in such
Financial  Statements or the notes  thereto,  or (ii) in the case of unaudited  interim  statements,  to the extent they may  exclude  footnotes  or may be  condensed  or summary  statements)  and,  fairly  present in all  material respects the financial  position of the Company as of the dates thereof and the results of its  operations and cash flows  for the  periods  then  ended  (subject,  in the case of  unaudited  statements,  to normal  year-end  audit adjustments).  No other  information  provided  by or on behalf of the  Company  to the Buyer,  including,  without limitation,  information  referred to in this Agreement,  contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading.

         Section 4.6.      Absence of Litigation

         There is no action,  suit,  proceeding,  inquiry or  investigation  before or by any court,  public board, government  agency,  self-regulatory  organization  or body pending  against or affecting  the Company,  the Common
Stock or any of the Company's  subsidiaries,  wherein an unfavorable  decision,  ruling or finding would (i) have a
material  adverse  effect  on  the  transactions   contemplated  hereby  (ii)  adversely  affect  the  validity  or enforceability  of, or the authority or ability of the Company to perform its obligations  under, this Agreement or any of the documents  contemplated  herein,  or (iii) have a material  adverse effect on the business,  operations, properties, financial condition or results of  operations of the Company and its subsidiaries taken as a whole.

         Section 4.7.      Acknowledgment Regarding Secured Party's Acceptance of the Note

         The Company  acknowledges  and agrees that the Secured  Party is acting solely in the capacity of an arm's length  lender with  respect to this  Agreement  and the  transactions  contemplated  hereby.  The Company  further acknowledges  that the Secured  Party is not acting as a financial  advisor or  fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions  contemplated  hereby and any advice given by the Secured Party or any of their  respective  representatives  or agents in connection with this Agreement and the transactions  contemplated  hereby is  merely  incidental  to such  Secured  Party's  acceptance  of the Note.  The
Company further  represents to the Secured Party that the Company's  decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         Section 4.8.      Intellectual Property Rights

         The Company and its subsidiaries  own or possess adequate rights or licenses to use all trademarks,  trade names, service marks, service mark registrations,  service names, patents, patent rights,  copyrights,  inventions, licenses,  approvals,  governmental authorizations,  trade secrets and rights necessary to conduct their respective businesses as now conducted.  The Company and its  subsidiaries  do not have any knowledge of any  infringement  by the Company or its subsidiaries of trademark,  trade name rights, patents, patent rights,  copyrights,  inventions, licenses,  service  names,  service  marks,  service mark  registrations,  trade secret or other similar  rights of others,  and,  to the  knowledge  of the  Company  there is no claim,  action or  proceeding  being made or brought against,  or to the Company's  knowledge,  being  threatened  against,  the Company or its  subsidiaries  regarding trademark,  trade name,  patents,  patent rights,  invention,  copyright,  license,  service names,  service marks, service mark registrations,  trade secret or other  infringement;  and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         Section 4.9.      Environmental Laws

         The Company and its  subsidiaries  are (i) in compliance  with any and all  applicable  foreign,  federal, state and local laws and  regulations  relating to the  protection of human health and safety,  the  environment or hazardous or toxic  substances or wastes,  pollutants or contaminants  ("Environmental  Laws"),  (ii) have received all permits,  licenses or other approvals  required of them under  applicable  Environmental  Laws to conduct their respective  businesses  and (iii) are in compliance  with all terms and  conditions of any such permit,  license or approval.

         Section 4.10.     Title.

         Any real property and  facilities  held under lease by the Company and its  subsidiaries  are held by them under valid,  subsisting and enforceable  leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         Section 4.11.     Insurance.

         The Company and each of its  subsidiaries are insured by insurers of recognized  financial  responsibility against  such  losses  and risks and in such  amounts as  management  of the  Company  believes  to be prudent  and customary in the  businesses  in which the Company and its  subsidiaries  are engaged.  Neither the Company nor any such  subsidiary  has been  refused any  insurance  coverage  sought or applied for and neither the Company nor any such  subsidiary  has any reason to believe  that it will not be able to renew its existing  insurance  coverage as and when such  coverage  expires or to obtain  similar  coverage  from  similar  insurers  as may be  necessary  to continue  its  business at a cost that would not  materially  and  adversely  affect the  condition,  financial  or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         Section 4.12.     Regulatory Permits

         The Company and its subsidiaries possess all material  certificates,  authorizations and permits issued by
the  appropriate  federal,   state  or  foreign  regulatory  authorities  necessary  to  conduct  their  respective businesses,  and neither the Company nor any such  subsidiary  has received any notice of  proceedings  relating to the revocation or modification of any such certificate, authorization or permit.

         Section 4.13.     Internal Accounting Controls

         The Company and each of its subsidiaries  maintain a system of internal  accounting controls sufficient to provide  reasonable  assurance  that (i)  transactions  are executed in  accordance  with  management's  general or specific  authorizations,  (ii)  transactions  are  recorded  as  necessary  to  permit  preparation  of  financial statements in conformity with generally accepted accounting  principles and to maintain asset  accountability,  and
(iii)  the  recorded  amounts  for  assets  is  compared  with the  existing  assets at  reasonable  intervals  and appropriate action is taken with respect to any differences.

         Section 4.14.     No Material Adverse Breaches, etc

         Neither  the Company  nor any of its  subsidiaries  is subject to any  charter,  corporate  or other legal restriction,  or any judgment,  decree,  order, rule or regulation which in the judgment of the Company's  officers has or is  expected  in the future to have a  material  adverse  effect on the  business,  properties,  operations, financial  condition,  results of operations or prospects of the Company or its  subsidiaries.  Neither the Company nor any of its  subsidiaries  is in breach of any  contract  or  agreement  which  breach,  in the  judgment of the
Company's officers, has or is expected to have a material adverse effect on the business,  properties,  operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

         Section 4.15.     Employee Relations.

         Neither the Company nor any of its  subsidiaries  is involved in any labor  dispute nor, to the  knowledge of  the  Company  or any of its  subsidiaries,  is any  such  dispute  threatened.  None  of the  Company's  or its subsidiaries'  employees is a member of a union and the Company and its  subsidiaries  believe that their relations with their employees are good.

         Section 4.16.     Certain Transactions

         Except for arm's length  transactions  pursuant to which the Company makes payments in the ordinary course of  business  upon terms no less  favorable  than the  Company  could  obtain  from third  parties  and none of the officers,  directors,  or employees of the Company is presently a party to any transaction  with the Company (other than for services as employees,  officers and directors),  including any contract,  agreement or other  arrangement providing for the  furnishing of services to or by,  providing for rental of real or personal  property to or from, or otherwise  requiring  payments to or from any  officer,  director or such  employee or, to the  knowledge of the
Company, any corporation,  partnership,  trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Section 4.17.     Ownership of Pledged Property.

         The Company  warrants and  represents  that it is the legal and beneficial  owner of the Pledged  Property free and clear of any lien,  security  interest,  option or other  charge or  encumbrance  except for the  security interest created by this Agreement.

                                                    ARTICLE 5.

                                                 default; remedies

         Section 5.1.      Default and Remedies.

                  (a)      If an Event of Default  described  in  Section 2.2(c)(i) and  (ii) occurs,  then in each such case the Secured Party may declare the Obligations to be due and payable  immediately,  by a notice in writing to the Company,  and upon any such declaration,  the Obligations  shall become  immediately due and payable and the
Secured Party can  immediately  exercise any of its rights and remedies  pursuant to the  Transaction  Documents or under  any  applicable  law.  If an  Event of  Default  described  in  Sections 2.2(c)(iii) or  (iv) occurs  and is continuing for the period set forth therein,  then the Obligations shall  automatically  become immediately due and payable  without  declaration  or other act on the part of the Secured Party and the Secured Party can  immediately exercise any of its rights and remedies pursuant to the Transaction Documents and under any applicable law.

                  (b)      Upon the  occurrence of an Event of Default,  the Secured Party shall:  (i) be  entitled to receive  all  distributions  with  respect to the Pledged  Property,  (ii) to  cause the Pledged  Property to be transferred into the name of the Secured Party or its nominee,  (iii) to dispose of the Pledged  Property,  (iv) to realize upon any and all rights in the Pledged  Property  then held by the Secured  Party,  and (v) exercise any of its rights and remedies pursuant to the Transaction Documents and any applicable law.

         Section 5.2.      Method of Realizing Upon the Pledged Property: Other Remedies.

         Upon the  occurrence  of an Event of Default,  in addition to any rights and remedies  available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

                  (a)      Any item of the  Pledged  Property  may be sold for cash or other value in any number of lots at brokers  board,  public  auction or private sale and may be sold without  demand,  advertisement  or notice
(except that the Secured Party shall give the Company  ten (10) days'  prior  written  notice of the time and place or of the time after which a private sale may be made (the "Sale  Notice")),  which notice  period is hereby agreed to be  commercially  reasonable.  At any  sale or  sales  of the  Pledged  Property,  the  Company  may bid for and
purchase  the whole or any part of the Pledged  Property  and,  upon  compliance  with the terms of such sale,  may hold,  exploit and dispose of the same  without  further  accountability  to the Secured  Party.  The Company  will execute and deliver,  or cause to be executed and delivered,  such instruments,  documents,  assignments,  waivers, certificates,  and  affidavits  and supply or cause to be supplied such further  information  and take such further action as the Secured Party reasonably shall require in connection with any such sale.

                  (b)      Any cash  being held by the  Secured  Party as Pledged  Property  and all cash  proceeds received by the Secured Party in respect of, sale of,  collection  from, or other  realization upon all or any part of the Pledged Property shall be applied as follows:

                           (i)      to  the  payment  of all  amounts  due  the  Secured  Party  for  the  expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

                           (ii)     to the payment of the Obligations then due and unpaid.

                           (iii)    the  balance,  if any, to the person or persons  entitled  thereto,  including, without limitation, the Company.

                  (c)      In  addition  to all of the  rights  and  remedies  which  the  Secured  Party  may have pursuant  to this  Agreement,  the  Secured  Party  shall  have all of the  rights and  remedies  provided  by law, including, without limitation, those under the Uniform Commercial Code.

                           (i)      If the Company  fails to pay such amounts due upon the  occurrence  of an Event of Default which is  continuing,  then the Secured Party may institute a judicial  proceeding for the collection of the sums so due and unpaid,  may  prosecute  such  proceeding  to judgment or final decree and may enforce the same against the Company and collect the monies  adjudged or decreed to be payable in the manner  provided by law out of the property of Company, wherever situated.

                           (ii)     The Company  agrees that it shall be liable for any reasonable  fees,  expenses and costs  incurred by the Secured  Party in  connection  with  enforcement,  collection  and  preservation  of the
Transaction Documents,  including,  without limitation,  reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

         Section 5.3.      Proofs of Claim.

                  In  case  of  the   pendency   of  any   receivership,   insolvency,   liquidation,   bankruptcy,
reorganization,  arrangement,  adjustment,  composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors,  the Secured Party  (irrespective of whether the
Obligations  shall then be due and payable as therein  expressed or by declaration or otherwise and irrespective of whether the Secured  Party shall have made any demand on the Company for the payment of the  Obligations),  subject to the rights of Previous  Security  Holders,  shall be entitled and empowered,  by intervention in such proceeding or otherwise:

                           (i)      to file and prove a claim for the whole amount of the  Obligations  and to file such other papers or  documents  as may be necessary or advisable in order to have the claims of the Secured  Party
(including  any claim for the  reasonable  legal fees and  expenses  and other  expenses  paid or  incurred  by the
Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

                           (ii)     to collect and receive any monies or other  property  payable or deliverable on any  such  claims  and to  distribute  the  same;  and any  custodian,  receiver,  assignee,  trustee,  liquidator, sequestrator or other similar  official in any such judicial  proceeding is hereby  authorized by the Secured Party to make such  payments to the Secured  Party and, in the event that the Secured  Party shall  consent to the making of such  payments  directed  to the Secured  Party,  to pay to the Secured  Party any amounts for  expenses  due it hereunder.

         Section 5.4.      Duties Regarding Pledged Property.

         The Secured Party shall have no duty as to the  collection  or  protection of the Pledged  Property or any income thereon or as to the preservation of any rights pertaining  thereto,  beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                                    ARTICLE 6.

                                               AFFIRMATIVE COVENANTS

         The Company  covenants  and agrees that,  from the date hereof and until the  Obligations  have been fully paid and  satisfied,  unless the Secured  Party shall  consent  otherwise  in writing (as  provided in  Section 8.4 hereof):

         Section 6.1.      Existence, Properties, Etc.

                  (a)      The Company  shall do, or cause to be done,  all things,  or proceed with due  diligence with  any  actions  or  courses  of  action,  that  may be  reasonably  necessary  (i) to  maintain  Company's  due organization,  valid  existence  and good  standing  under  the laws of its  state of  incorporation,  and  (ii) to preserve and keep in full force and effect all  qualifications,  licenses and registrations in those  jurisdictions in which the failure to do so could have a Material  Adverse Effect (as defined  below);  and (b) the Company shall not do, or cause to be done,  any act  impairing  the Company's  corporate  power or authority  (i) to carry on the
Company's  business  as now  conducted,  and  (ii) to  execute  or deliver  this  Agreement  or any other  document delivered in connection  herewith,  including,  without limitation,  any UCC-1 Financing Statements required by the
Secured  Party to which it is or will be a party,  or perform any of its obligations  hereunder or thereunder.  For purpose of this  Agreement,  the term  "Material  Adverse  Effect"  shall mean any material  and adverse  affect as determined  by Secured  Party in its sole  discretion,  whether  individually  or in the  aggregate,  upon  (a) the
Company's assets, business, operations,  properties or condition, financial or otherwise; (b) the Company's to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

         Section 6.2.      Accounts and Reports.

         The  Company  shall  maintain a standard  system of  accounting  in  accordance  with  generally  accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

                  (a)      as  soon  as  available,  a copy of any  notice  or  other  communication  alleging  any nonpayment  or other  material  breach or default,  or any  foreclosure  or other  action  respecting  any material portion of its assets and  properties,  received  respecting  any of the  indebtedness  of the Company in excess of
$15,000 (other than the  Obligations),  or any demand or other request for payment under any guaranty,  assumption, purchase  agreement or similar  agreement or arrangement  respecting the  indebtedness  or obligations of others in excess of $15,000,  including any received  from any person  acting on behalf of the Secured  Party or  beneficiary thereof; and

                  (b)      within fifteen  (15) days after the making of each  submission or filing,  a copy of any report,  financial  statement,  notice  or  other  document,  whether  periodic  or  otherwise,  submitted  to  the shareholders of the Company,  or submitted to or filed by the Company with any governmental  authority involving or affecting (i) the Company that could have a Material Adverse Effect;  (ii) the  Obligations;  (iii) any part of the
Pledged Property; or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments.

         Section 6.3.      Maintenance of Books and Records; Inspection.

         The  Company  shall  maintain  its books,  accounts  and records in  accordance  with  generally  accepted accounting  principles  consistently  applied,  and permit the Secured  Party,  its officers and  employees and any professionals  designated by the Secured Party in writing,  at any time to visit and inspect any of its  properties
(including  but not limited to the  collateral  security  described in the  Transaction  Documents  and/or the Loan
Instruments),  corporate books and financial  records,  and to discuss its accounts,  affairs and finances with any employee, officer or director thereof.

         Section 6.4.      Maintenance and Insurance.

                  (a)      The Company shall  maintain or cause to be  maintained,  at its own expense,  all of its assets and properties in good working order and condition,  making all necessary  repairs  thereto and renewals and replacements thereof.

                  (b)      The Company shall maintain or cause to be maintained,  at its own expense,  insurance in form,  substance  and  amounts  (including  deductibles),  which the  Company  deems  reasonably  necessary  to the
Company's  business,  (i) adequate to insure all assets and properties of the Company,  which assets and properties are of a  character  usually  insured by persons  engaged in the same or similar  business  against  loss or damage resulting from fire or other risks  included in an extended  coverage  policy;  (ii) against  public  liability and other tort claims  that may be  incurred by the  Company;  (iii) as  may be required by the  Transaction  Documents and/or  applicable  law and (iv) as may be reasonably  requested by Secured Party,  all with adequate,  financially sound and reputable insurers.

         Section 6.5.      Contracts and Other Collateral.

         The Company shall perform all of its  obligations  under or with respect to each  instrument,  receivable, contract and other  intangible  included in the Pledged  Property to which the Company is now or hereafter  will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

         Section 6.6.      Defense of Collateral, Etc.

         The  Company  shall  defend and  enforce  its right,  title and  interest  in and to any part of:  (a) the
Pledged  Property;  and (b) if not included  within the Pledged  Property,  those assets and properties  whose loss could have a Material  Adverse Effect,  the Company shall defend the Secured  Party's right,  title and interest in and to each and every part of the  Pledged  Property,  each  against  all manner of claims and  demands on a timely basis to the full extent permitted by applicable law.

         Section 6.7.      Payment of Debts, Taxes, Etc.

         The Company shall pay, or cause to be paid, all of its  indebtedness  and other  liabilities  and perform, or cause to be performed,  all of its  obligations  in accordance  with the respective  terms thereof,  and pay and discharge,  or cause to be paid or discharged,  all taxes,  assessments and other  governmental  charges and levies imposed  upon it,  upon any of its  assets and  properties  on or before the last day on which the same may be paid without  penalty,  as well as pay all other lawful claims  (whether for  services,  labor,  materials,  supplies or otherwise) as and when due

         Section 6.8.      Taxes and Assessments; Tax Indemnity.

         The Company  shall  (a) file  all tax returns and  appropriate  schedules  thereto that are required to be filed under  applicable  law, prior to the date of  delinquency,  (b) pay and discharge all taxes,  assessments and governmental  charges or levies  imposed  upon the  Company,  upon its income  and  profits or upon any  properties belonging  to it, prior to the date on which  penalties  attach  thereto,  and (c) pay all taxes,  assessments  and governmental  charges  or  levies  that,  if  unpaid,  might  become a lien or charge  upon any of its  properties;
provided,  however,  that the Company in good faith may contest any such tax,  assessment,  governmental  charge or levy  described in the foregoing  clauses (b) and (c) so long as appropriate  reserves are maintained  with respect thereto.

         Section 6.9.      Compliance with Law and Other Agreements.

         The Company shall maintain its business  operations and property owned or used in connection  therewith in compliance  with (a) all  applicable  federal,  state and local laws,  regulations  and  ordinances  governing such business  operations  and the use and ownership of such property,  and (b) all  agreements,  licenses,  franchises, indentures  and  mortgages  to which the  Company is a party or by which the  Company or any of its  properties  is bound.  Without limiting the foregoing,  the Company shall pay all of its indebtedness  promptly in accordance with the terms thereof.

         Section 6.10.     Notice of Default.

         The Company shall give written  notice to the Secured  Party of the  occurrence of any default or Event of
Default under this  Agreement,  the  Transaction  Documents or any other Loan  Instrument or any other agreement of
Company for the payment of money, promptly upon the occurrence thereof.

         Section 6.11.     Notice of Litigation.

         The Company shall give notice, in writing,  to the Secured Party of (a) any actions,  suits or proceedings wherein the amount at issue is in excess of $50,000,  instituted by any persons  against the Company,  or affecting any of the assets of the Company,  and (b) any  dispute,  not resolved within fifteen (15) days of the commencement thereof,  between the Company on the one hand and any  governmental  or  regulatory  body on the other hand,  which might  reasonably be expected to have a Material Adverse Effect on the business  operations or financial  condition of the Company.

         Section 6.12.     Reporting Status

         Until the date on which the entire  outstanding  principal  and  interest of the Note has been  satisfied, the Company  shall file in a timely  manner all reports  required to be filed with the SEC pursuant to the Exchange
Act and the  regulations  of the SEC  thereunder,  and the  Company  shall not  terminate  its  status as an issuer required to file reports  under the Exchange Act even if the Exchange Act or the rules and  regulations  thereunder would otherwise permit such termination.

         Section 6.13.     Costs and Expenses

         The costs and expenses of the Secured  Party and the  structuring  fee of Yorkville  Advisors  Management,
LLC of Ten Thousand  Dollars  ($10,000)  shall be paid by the Company  from the  proceeds of the First  Closing (as such term is defined in the Note).

         Section 6.15.     Corporate Existence

         So long as any  portion  of the  Note is  outstanding,  the  Company  shall  not  directly  or  indirectly consummate  any  merger,  reorganization,  restructuring,  reverse  stock  split  consolidation,  sale  of  all  or substantially  all  of the  Company's  assets  or any  similar  transaction  or  related  transactions  (each  such transaction,  an "Organizational  Change") unless, prior to the consummation an Organizational  Change, the Company obtains the written  consent of the Secured Party.  In any such case, the Company will make  appropriate  provision with  respect to such  holders'  rights and  interests  to insure that the  provisions  of this  Section  6.15 will thereafter be applicable to the Note.

         Section 6.14.     Transactions With Affiliates

         So long as any  portion of the Note is  outstanding,  the Company  shall not,  and shall cause each of its subsidiaries  not to, enter into,  amend,  modify or  supplement,  or permit any  subsidiary to enter into,  amend, modify or supplement any agreement,  transaction,  commitment,  or arrangement  with any of its or any subsidiary's officers,  directors,  person  who were  officers  or  directors  at any time  during the  previous  two (2) years, stockholders  who  beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below)
or with any individual related by blood,  marriage,  or adoption to any such individual or with any entity in which any such entity or  individual  owns a five  percent (5%) or more  beneficial  interest  (each a "Related  Party"), except for (a) customary  employment  arrangements and benefit programs on reasonable  terms, (b) any investment in an Affiliate of the Company,  (c) any agreement,  transaction,  commitment,  or arrangement on an arms-length basis on terms no less  favorable  than terms  which would have been  obtainable  from a person  other than such  Related
Party,  (d) any  agreement  transaction,  commitment,  or  arrangement  which  is  approved  by a  majority  of the disinterested  directors of the Company,  for purposes  hereof,  any director who is also an officer of the Company or any  subsidiary  of the  Company  shall not be a  disinterested  director  with  respect to any such  agreement, transaction,  commitment,  or arrangement.  "Affiliate"  for purposes  hereof means,  with respect to any person or entity,  another  person or entity  that,  directly  or  indirectly,  (i) has a ten  percent  (10%) or more  equity interest  in that  person or entity,  (ii) has ten  percent  (10%) or more  common  ownership  with that  person or entity,  (iii)  controls  that  person or  entity,  or  (iv) shares  common  control  with that  person or  entity.
"Control" or "controls"  for purposes  hereof means that a person or entity has the power,  direct or indirect,  to conduct or govern the policies of another person or entity.

         Section 6.15.     Restriction on Issuance of the Capital Stock

         So long as any portion of the Note is  outstanding,  the  Company  shall not,  without  the prior  written consent of the Secured  Party,  (i) issue or sell shares of Common Stock or Preferred  Stock without  consideration or for a consideration  per share less than the Bid Price of the Common Stock determined  immediately  prior to its issuance, (ii) issue any warrant,  option, right, contract,  call, or other security instrument granting the holder thereof,  the right to acquire  Common Stock without  consideration  or for a  consideration  less than such Common
Stock's Bid Price value determined  immediately  prior to it's issuance,  (iii) enter into any security  instrument granting  the  holder a  security  interest  in any and all assets of the  Company,  or (iv) file any  registration statement on Form S-8.  Bid Price shall mean,  on any date,  the closing bid price (as reported by Bloomberg  L.P.)
of the Common  Stock on the  Principal  Market or if the  Common  Stock is not traded on a  Principal  Market,  the highest  reported bid price for the Common Stock, as furnished by the National  Association of Securities  Dealers,
Inc.  Principal  Market shall mean the Nasdaq  National  Market,  the Nasdaq  SmallCap  Market,  the American Stock
Exchange,  the OTC Bulletin Board or the New York Stock  Exchange,  whichever is at the time the principal  trading exchange or market for the Common Stock.

         Section 6.16.     Transfer Agent

         In the event that the Company's agency  relationship  with the transfer agent is terminated for any reason prior to a date  which is two (2) years  after the  Closing  Date,  the  Company  shall  immediately  appoint a new transfer agent.

                                                    ARTICLE 7.

                                                NEGATIVE COVENANTS

         The Company  covenants and agrees that,  from the date hereof until the  Obligations  have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

         Section 7.1.      Liens and Encumbrances.

         The  Company  shall  not  directly  or  indirectly  make,  create,  incur,  assume  or permit to exist any assignment,  transfer,  pledge,  mortgage,  security  interest or other lien or encumbrance of any nature in, to or against any part of the Pledged  Property or of the Company's  capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any  character  subject to any of the  foregoing  encumbrances
(including any  conditional  sale contract or other title  retention  agreement),  or assign,  pledge or in any way transfer  or  encumber  its right to receive  any income or other  distribution  or  proceeds  from any part of the
Pledged Property or the Company's  capital stock; or enter into any  sale-leaseback  financing  respecting any part of the Pledged Property  as lessee, or cause or assist the inception or continuation of any of the foregoing.

         Section 7.2.      Certificate of Incorporation, By-Laws, Mergers, Consolidations, Acquisitions and Sales.

         Without the prior express  written  consent of the Secured  Party,  the Company  shall not:  (a) Amend its
Certificate  of  Incorporation  or  By-Laws;  (b) issue or sell its stock,  stock  options,  bonds,  notes or other corporate  securities or  obligations;  (c) be a party to any merger,  consolidation  or corporate  reorganization,
(d) purchase or otherwise  acquire all or substantially  all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity,  (e) sell,  transfer,  convey,  grant a security interest in or lease all or any substantial  part of its assets,  nor (f) create any  subsidiaries nor convey any of its assets to any subsidiary.

         Section 7.3.      Management, Ownership.

         The Company shall not materially  change its ownership,  executive  staff or management  without the prior written  consent of the Secured Party.  The ownership,  executive  staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

         Section 7.4.      Dividends, Etc.

         The Company  shall not declare or pay any dividend of any kind,  in cash or in  property,  on any class of its capital stock, nor purchase,  redeem,  retire or otherwise acquire for value any shares of such stock, nor make any  distribution  of any kind in respect  thereof,  nor make any return of capital to  shareholders,  nor make any payments in respect of any pension, profit sharing,  retirement,  stock option, stock bonus, incentive compensation or similar plan  (except as required or  permitted  hereunder),  without the prior  written  consent of the Secured
Party.

         Section 7.5.      Guaranties; Loans.

         The Company shall not guarantee nor be liable in any manner,  whether  directly or  indirectly,  or become contingently  liable after the date of this Agreement in connection  with the  obligations or  indebtedness  of any person or  persons,  except for (i) the  indebtedness  currently  secured by the liens  identified  on the  Pledged
Property  identified on Exhibit A hereto and (ii) the endorsement of negotiable  instruments payable to the Company for deposit or  collection  in the ordinary  course of business.  The Company  shall not make any loan,  advance or extension of credit to any person other than in the normal course of its business.

         Section 7.6.      Debt.

         The  Company  shall not  create,  incur,  assume or suffer  to exist any  additional  indebtedness  of any description  whatsoever in an aggregate  amount in excess of $25,000  (excluding any indebtedness of the Company to the Secured Party,  trade accounts  payable and accrued  expenses  incurred in the ordinary  course of business and the endorsement of negotiable  instruments  payable to the Company,  respectively  for deposit or collection in the ordinary course of business).

         Section 7.7.      Conduct of Business.

         The Company will continue to engage,  in an efficient  and  economical  manner,  in a business of the same general type as conducted by it on the date of this Agreement.

         Section 7.8.      Places of Business.

         The location of the  Company's  chief place of business is 303 San Mateo NE, Suite 104A,  Albuquerque,  NM
87108.  The Company  shall not change the location of its chief place of business,  chief  executive  office or any place of business  disclosed to the Secured  Party or move any of the Pledged  Property  from its current  location without thirty (30) days' prior written notice to the Secured Party in each instance.

                                                    ARTICLE 8.

                                                   MISCELLANEOUS

         Section 8.1.      Notices.

         All notices or other  communications  required or permitted to be given pursuant to this  Agreement  shall be in writing and shall be  considered  as duly given on:  (a) the  date of delivery,  if  delivered in person,  by nationally  recognized  overnight  delivery  service or  (b) five (5) days  after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

                     If to the Secured Party:              Montgomery Equity Partners, Ltd.
                                                           101 Hudson Street-Suite 3700
                                                           Jersey City, New Jersey 07302
                                                           Attention:        Mark Angelo
                                                                             Portfolio Manager
                                                           Telephone:        (201) 986-8300
                                                           Facsimile:        (201) 985-8266

                     With a copy to:                       Troy Rillo, Esq.
                                                           101 Hudson Street - Suite 3700
                                                           Jersey City, NJ 07302
                                                           Telephone:        (201) 985-8300
                                                           Facsimile:        (201) 985-8266

                     And if to the Company:                Americana Publishing, Inc.
                                                           303 San Mateo NE - Suite 104A
                                                           Albuquerque, NM 87108
                                                           Attention:        George Lovato, Jr.
                                                           Telephone:        (505) 265-6121
                                                           Facsimile:        (505) 265-0632

                     With a copy to:                       Kirkpatrick & Lockhart LLP
                                                           201 South Biscayne Boulevard - Suite 2000
                                                           Miami, FL  33131-2399
                                                           Attention:        Clayton E. Parker, Esq.
                                                           Telephone:        (305) 539-3300
                                                           Facsimile:        (305) 358-7095

         Any  party  may  change  its  address  by  giving  notice to the  other  party  stating  its new  address.
Commencing on the tenth  (10th) day after the giving of such notice,  such newly  designated  address shall be such party's address for the purpose of all notices or other  communications  required or permitted to be given pursuant to this Agreement.

         Section 8.2.      Severability.

         If any  provision  of  this  Agreement  shall  be  held  invalid  or  unenforceable,  such  invalidity  or unenforceability  shall  attach  only to such  provision  and shall not in any manner  affect or render  invalid or unenforceable  any other severable  provision of this Agreement,  and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         Section 8.3.      Expenses.

         In the event of an Event of Default,  the Company will pay to the Secured  Party the amount of any and all reasonable expenses,  including the reasonable fees and expenses of its counsel,  which the Secured Party may incur in connection with:  (i) the custody or preservation of, or the sale,  collection from, or other  realization upon, any of the Pledged  Property;  (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

         Section 8.4.      Waivers, Amendments, Etc.

         The Secured  Party's  delay or failure at any time or times  hereafter to require  strict  performance  by
Company of any  undertakings,  agreements  or  covenants  shall not waiver,  affect,  or diminish  any right of the
Secured  Party under this  Agreement  to demand  strict  compliance  and  performance  herewith.  Any waiver by the
Secured Party of any Event of Default  shall not waive or affect any other Event of Default,  whether such Event of
Default is prior or  subsequent  thereto  and whether of the same or a different  type.  None of the  undertakings, agreements and covenants of the Company  contained in this Agreement,  and no Event of Default,  shall be deemed to have been  waived by the  Secured  Party,  nor may this  Agreement  be amended,  changed or  modified,  unless such waiver,  amendment,  change or  modification  is  evidenced by an  instrument  in writing  specifying  such waiver, amendment, change or modification and signed by the Secured Party.

         Section 8.5.      Continuing Security Interest.

         This Agreement shall create a continuing  security interest in the Pledged Property and shall:  (i) remain in full force and effect until  payment in full of the  Obligations;  and (ii) be  binding upon the Company and its successors  and heirs and  (iii) inure  to the benefit of the Secured Party and its  successors  and assigns.  Upon the  payment or  satisfaction  in full of the  Obligations,  the Company  shall be  entitled to the return,  at its expense,  of such of the Pledged  Property as shall not have been sold in  accordance  with  Section 5.2  hereof or otherwise applied pursuant to the terms hereof.

         Section 8.6.      Independent Representation.

         Each party  hereto  acknowledges  and agrees that it has  received or has had the  opportunity  to receive independent  legal  counsel  of its own  choice  and that it has  been  sufficiently  apprised  of its  rights  and responsibilities with regard to the substance of this Agreement.

         Section 8.7.      Applicable Law:  Jurisdiction.

         This  Agreement  shall be  governed by and  interpreted  in  accordance  with the laws of the State of New
Jersey  without  regard to the  principles of conflict of laws.  The parties  further agree that any action between them shall be heard in Hudson  County,  New Jersey,  and  expressly  consent to the  jurisdiction  and venue of the
Superior  Court of New Jersey,  sitting in Hudson County and the United States  District  Court for the District of
New Jersey  sitting in Newark,  New Jersey for the  adjudication  of any civil  action  asserted  pursuant  to this
Paragraph.

         Section 8.8.      Waiver of Jury Trial.

         AS A FURTHER  INDUCEMENT  FOR THE SECURED  PARTY TO ENTER INTO THIS  AGREEMENT  AND TO MAKE THE  FINANCIAL
ACCOMMODATIONS  TO THE  COMPANY,  THE  COMPANY  HEREBY  WAIVES  ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL  PROCEEDING
RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

         Section 8.9.      Entire Agreement.

         This Agreement  constitutes  the entire  agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS  WHEREOF,  the parties hereto have executed this Security  Agreement as of the date first above written.

                                                                AMERICANA PUBLISHING, INC.

                                                                By:
                                                                Name:    George Lovato, Jr.
                                                                Title:   CEO

                                                                SECURED PARTY:
                                                                MONTGOMERY EQUITY PARTNERS, LTD.

                                                                By:
                                                                Name:    Mark Angelo
                                                                Title:   Portfolio Manager

                                                        A-2
                                                        A-1

                                                     exhibit A
                                          DEFINITION OF PLEDGED PROPERTY

         For the purpose of securing  prompt and  complete  payment  and  performance  by the Company of all of the
Obligations,  the Company  unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

                  (a)      all  goods  of  the  Company,  including,  without  limitation,   machinery,  equipment,
furniture,  furnishings,  fixtures,  signs,  lights,  tools,  parts,  supplies and motor vehicles of every kind and description,  now or hereafter  owned by the Company or in which the Company may have or may hereafter  acquire any interest, and all replacements,  additions,  accessions,  substitutions and proceeds thereof, arising from the sale or disposition  thereof,  and where  applicable,  the proceeds of insurance and of any tort claims involving any of the foregoing;

                  (b)      all  inventory  of the  Company,  including,  but not  limited  to,  all  goods,  wares, merchandise,  parts, supplies, finished products, other tangible personal property,  including such inventory as is temporarily  out of Company's  custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

                  (c)      all  contract  rights  and  general  intangibles  of  the  Company,  including,  without limitation,  goodwill,  trademarks,  trade styles, trade names,  leasehold interests,  partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

                  (d)      all  documents,  warehouse  receipts,  instruments  and  chattel  paper  of the  Company whether now owned or hereafter created;

                  (e)      all  accounts  and other  receivables,  instruments  or other forms of  obligations  and rights to payment of the Company  (herein  collectively  referred to as  "Accounts"),  together  with the  proceeds thereof,  all  goods  represented  by such  Accounts  and all such  goods  that may be  returned  by the  Company's customers,  and all proceeds of any insurance thereon,  and all guarantees,  securities and liens which the Company may hold for the payment of any such Accounts  including,  without  limitation,  all rights of stoppage in transit, replevin and  reclamation and as an unpaid vendor and/or lienor,  all of which the Company  represents and warrants will be bona fide and existing  obligations  of its respective  customers,  arising out of the sale of goods by the
Company in the ordinary course of business;

                  (f)      to the extent  assignable,  all of the  Company's  rights  under all  present and future authorizations,  permits,  licenses and  franchises  issued or granted in connection  with the operations of any of its facilities;

                  (g)      all products and proceeds (including,  without limitation,  insurance proceeds) from the above-described Pledged Property.